UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 25, 2012

Max Sound Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other Jurisdiction of incorporation)

000-51886	10685-B Hazelhurst Drive #6572 Houston, Texas 77043	26-3534190
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(210) 401-7667
 (Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below)::

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On January 25, 2012, Max Sound Corporation  (the “Company”) signed a purchase agreement with GEM Global Yield Fund Limited (“GEM”), a company incorporated under the laws of the Cayman Islands, together with a registration rights agreement, whereby GEM has agreed to purchase up to $50 million (the “Aggregate Limit”) of our common stock over a 24-month period(the “Investment Period”) (the “Purchase Agreement” and “Registration Rights Agreement”, respectively).  Under the Registration Rights Agreement, the Company agreed to file an S-3 Registration Statement with the Securities and Exchange Commission (“SEC”) covering the shares that may be issued to GEM under the Purchase Agreement only after meeting the S-3 eligibility requirements (“S-3 Eligible”).

The purchase price of the shares related to the future funding will be based on a 10% discount to the prevailing market prices of the Company’s shares at the time of sales, and the Company will control the timing and amount of any sales of shares to GEM.

In consideration for entering into the $50 million Purchase Agreement, GEM will receive a structuring fee from the Company equal to two percent (2%) of half the Aggregate Limit, payable from not more than 15% of any gross proceeds from any Draw Down Amount and not later than 24 months from the date on which the Company becomes S-3 eligible (the “Structuring Fee”). If the Company does not  become S-3 Eligible, the Company will have no obligation to pay any Structuring Fee to Purchaser at any time. If at any time during the Investment Period, the Company becomes S-3 Eligible and maintains such eligibility for a period of at least 90 days, the Structuring Fee must be paid by the Company.

In connection with the Purchase Agreement, GEM and 590 Partners Capital, LLC, an affiliate of GEM, will each receive common stock purchase warrants, (the “Warrants”), to purchase for a period of five years up to 12,000,000 shares of Common Stock at an exercise price per share equal to the greater of $1.00 or an amount equal to 130% of the average Daily Closing Price based on the 15 trading days preceding March 31, 2012.

The Company shall have no obligation to register any of the shares underlying the Warrants until GEM has been directly or indirectly been responsible for a bona fide fair market offer for a licensing or funding opportunity that results in at least $3,000,000 of funding for the Company within six months from the period beginning on January 25, 2012 and ending 180 days later.

If the Company does not become S-3 Eligible for a 90-day period within six months from the period beginning on January 25, 2012 and ending 180 days later, and if GEM does not, within six months from the date of January 25, 2012, deliver to the Company a bona fide fair market offer for a licensing or funding opportunity that results in the Company receiving at least $3,000,000 of funding, then 21,600,000 of the Shares issuable upon exercise of the Warrants shall expire immediately and in their entirety 181 days after January 25, 2012 and the remaining 2,400,000 of the Shares issuable upon exercise of the Warrants shall remain intact without a cashless exercise option and without the Company having any obligation to register the shares underlying the Warrants other than in accordance with piggyback registration rights in the event that the Company otherwise files a registration statement.

The Purchase Agreement may be terminated at any time by written mutual consent. The Company shall not enter into any agreement, the principal purpose of which is to secure an other financing during the Investment Period. The proceeds received by the Company under the common stock purchase agreement will be used for general working capital purposes.

The foregoing description of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the common stock purchase agreement and the registration rights agreement, a copy of each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The Warrants were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act.  These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor was an accredited investor and/or qualified institutional buyer, each investor had access to information about the Company and their investment, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 7.01     Regulation FD Disclosure.

On January 26, 2012, the Company issued a press release entitled “Max Sound Corporation Announces That It Has Entered Into A Fifty Million Dollar Equity Credit Line Facility on a Firm Commitment Basis with GEM Global Yield Fund Limited.”  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

10.1	Purchase Agreement, dated as of January 25, 2012, by and between the Company and GEM Global Fund Yield Limited.

10.2	Registration Rights Agreement, dated as of January 25, 2012, by and between the Company and GEM Global Fund Yield Limited.

10.3	Warrant issued to GEM Global Fund Yield Limited.

10.4	Warrant issued to 590 Partners Capital, LLC.

99.1
Press Release entitled “Max Sound Corporation Announces That It Has Entered Into A Fifty Million Dollar Equity Credit Line Facility on a Firm Commitment Basis with GEM Global Yield Fund Limited.” dated January 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX SOUND CORPORATION

Date: January 26, 2012	By:	/s/John Blaisure
John Blaisure President and Chief Executive Officer,

MAX SOUND CORPORATION

Date: January 26, 2012	By:	/s/Greg Halpern
Greg Halpern Chief Financial Officer and Chairman of the Board